Exhibit (c)(2)(ii)

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

Discussion Materials Regarding
January 14, 2011
Project GIBSON
DRAFT
For discussion purposes only

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

Table of Contents
I. Income Statement Discussion
II. Discounted Cash Flow Analyses
III. Premiums Analysis
IV. Talking Points for Sun Negotiations
Appendix
Table of Contents
DRAFT
For discussion purposes only

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

Income Statement Discussion
DRAFT
For discussion purposes only

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

($ in millions)

	For the Years Ending March 31,					
	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	FY 2016
Revenue - Distributed Products	$ 351.8	$ 250.4	$ -	$ -	$ -	$ -
Revenue - Current GIBSON Products (CM)	34.1	27.6	51.7	64.0	71.0	74.8
Revenue - New GIBSON Products (Mfgr)	-	1.3	11.9	21.1	47.9	103.9
Total Revenue	**385.9**	**279.3**	**63.6**	**85.1**	**118.8**	**178.7**
Expenses - Distributed Products	320.9	228.5	-	-	-	-
Expenses - Current GIBSON Products (CM)	26.0	22.0	35.6	40.5	46.4	48.9
Expenses - New GIBSON Products (Mfgr)	36.5	34.9	41.9	51.1	68.2	99.2
Total Operating Expenses	**383.4**	**285.4**	**77.5**	**91.6**	**114.6**	**148.1**
EBIT - Distributed Products	30.9	21.9	-	-	-	-
EBIT - Current GIBSON Products (CM)	8.1	5.6	16.1	23.4	24.6	25.9
EBIT - New GIBSON Products (Mfgr)	(36.5)	(33.7)	(30.0)	(30.0)	(20.3)	4.7
Total EBIT	**2.5**	**(6.2)**	**(13.9)**	**(6.5)**	**4.2**	**30.6**
Total EBITDA	**$ 7.3**	**$ (1.4)**	**$ (9.1)**	**$ (1.8)**	**$ 9.0**	**$ 35.4**

William Blair & Company®

I/S - Dec. 22, 2010 Model
Income Statement Discussion
▪ Shown is the Income Statement from Dec. 22, 2010, prior to the adjustments due to the Consulting audit that demonstrated problems with manufacturing operations
▪ Revenues, expenses and EBIT are shown by operating unit: Distribution, Contract Manufacturing and
 GIBSON Manufacturing
▪ Assumptions:
 – Distribution agreement will terminate at fiscal year end 2012
 – Revenue from GIBSON manufacturing will recommence 2012
▪ Based on Management’s projections
DRAFT
For discussion purposes only

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

($ in millions)

	For the Years Ending March 31,					
	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	FY 2016
Revenue - Distributed Products	$ 351.8	$ 255.6	$ -	$ -	$ -	$ -
Revenue - Current GIBSON Products (CM)	34.1	36.9	63.3	69.6	82.2	87.2
Revenue - New GIBSON Products (Mfgr)	-	0.7	10.6	19.5	41.8	92.5
Total Revenue	**385.9**	**293.2**	**74.0**	**89.0**	**124.0**	**179.7**
Expenses - Distributed Products	320.9	233.0	-	-	-	-
Expenses - Current GIBSON Products (CM)	26.0	27.2	38.1	44.8	56.1	59.5
Expenses - New GIBSON Products (Mfgr)	36.5	35.4	44.1	52.3	63.7	86.7
Total Operating Expenses	**383.4**	**295.6**	**82.1**	**97.1**	**119.8**	**146.2**
EBIT - Distributed Products	30.9	22.6	-	-	-	-
EBIT - Current GIBSON Products (CM)	8.1	9.7	25.3	24.8	26.1	27.7
EBIT - New GIBSON Products (Mfgr)	(36.5)	(34.6)	(33.4)	(32.8)	(21.9)	5.9
Total EBIT	**2.5**	**(2.3)**	**(8.1)**	**(8.0)**	**4.2**	**33.5**
Total EBITDA	**$ 7.3**	**$ 2.4**	**$ (3.4)**	**$ (3.3)**	**$ 9.0**	**$ 38.3**

William Blair & Company®

I/S - Jan. 5, 2011 Model
▪ Shown is the Income Statement from January 5, 2011
▪ Assumptions:
 – Distribution agreement will terminate at fiscal year end 2012
 – Revenue from GIBSON manufacturing will recommence two months later than December 22,
 2010 model
 – Includes additional changes by management to reflect new assumptions regarding contract manufacturing and other items
▪ Based on Management’s projections
DRAFT
For discussion purposes only
Income Statement Discussion

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

($ in millions)

	For the Years Ending March 31,					
	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	FY 2016
Revenue - Distributed Products	$ -	$ 5.2	$ -	$ -	$ -	$ -
Revenue - Current GIBSON Products (CM)	-	9.3	11.6	5.6	11.2	12.4
Revenue - New GIBSON Products (Mfgr)	-	(0.5)	(1.3)	(1.7)	(6.1)	(11.4)
Total Revenue	-	**14.0**	**10.4**	**3.9**	**5.2**	**1.0**
Expenses - Distributed Products	-	4.6	-	-	-	-
Expenses - Current GIBSON Products (CM)	-	5.2	2.5	4.2	9.8	10.7
Expenses - New GIBSON Products (Mfgr)	-	0.4	2.1	1.2	(4.5)	(12.5)
Total Operating Expenses	-	**10.1**	**4.6**	**5.4**	**5.2**	**(1.9)**
EBIT - Distributed Products	-	0.7	-	-	-	-
EBIT - Current GIBSON Products (CM)	-	4.1	9.1	1.3	1.5	1.7
EBIT - New GIBSON Products (Mfgr)	-	(0.9)	(3.4)	(2.9)	(1.5)	1.2
Total EBIT	-	**3.8**	**5.7**	**(1.5)**	**(0.1)**	**2.9**
Total EBITDA	$ -	$ 3.8	$ 5.7	$ (1.5)	$ (0.1)	$ 2.9

William Blair & Company®

▪ Shown is a comparison of the December 22, 2010 model and the January 5, 2011 model
▪ Based on Management’s projections
I/S Comparison - Dec. 22, 2010 vs. Jan. 5, 2011
Comparison = Jan 5. 2011 Model - Dec. 22, 2010 Model.
DRAFT
For discussion purposes only
Income Statement Discussion

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

($ in millions)

	For the Years Ending March 31,					
	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	FY 2016
Revenue - Distributed Products	$ 351.8	$ 255.6	$ -	$ -	$ -	$ -
Revenue - Current GIBSON Products (CM)	34.1	36.9	63.3	67.1	79.9	91.9
Revenue - New GIBSON Products (Mfgr)	-	0.0	8.2	16.2	30.9	70.6
Total Revenue	**385.9**	**292.5**	**71.5**	**83.4**	**110.8**	**162.5**
Expenses - Distributed Products	320.9	233.0	-	-	-	-
Expenses - Current GIBSON Products (CM)	26.0	27.2	38.2	42.6	54.2	63.0
Expenses - New GIBSON Products (Mfgr)	36.5	34.9	43.0	50.6	60.1	78.5
Total Operating Expenses	**383.4**	**295.1**	**81.2**	**93.2**	**114.3**	**141.5**
EBIT - Distributed Products	30.9	22.6	-	-	-	-
EBIT - Current GIBSON Products (CM)	8.1	9.7	25.1	24.6	25.7	28.9
EBIT - New GIBSON Products (Mfgr)	(36.5)	(34.9)	(34.8)	(34.4)	(29.1)	(7.9)
Total EBIT	**2.5**	**(2.6)**	**(9.7)**	**(9.8)**	**(3.4)**	**21.0**
Total EBITDA	**$ 7.3**	**$ 2.2**	**$ (4.9)**	**$ (5.0)**	**$ 1.3**	**$ 25.8**

William Blair & Company®

I/S - Jan. 10, 2011 Model
▪ Shown is the Income Statement from January 10, 2011
▪ Assumptions:
 – Distribution agreement will terminate at fiscal year end 2012
 – Revenue from GIBSON manufacturing will recommence two quarters later than original plan
 (December 22, 2010)
 – Includes additional changes by management to reflect new assumptions regarding contract manufacturing and other items
▪ Based on Management’s projections
DRAFT
For discussion purposes only
Income Statement Discussion

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

($ in millions)

	For the Years Ending March 31,					
	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	FY 2016
Revenue - Distributed Products	$ -	$ -	$ -	$ -	$ -	$ -
Revenue - Current GIBSON Products (CM)	-	-	-	(2.4)	(2.3)	4.7
Revenue - New GIBSON Products (Mfgr)	-	(0.7)	(2.5)	(3.2)	(10.9)	(21.9)
Total Revenue	**-**	**(0.7)**	**(2.5)**	**(5.6)**	**(13.2)**	**(17.2)**
Expenses - Distributed Products	-	0.0	-	-	-	-
Expenses - Current GIBSON Products (CM)	-	0.0	0.2	(2.2)	(1.9)	3.5
Expenses - New GIBSON Products (Mfgr)	-	(0.4)	(1.1)	(1.7)	(3.6)	(8.2)
Total Operating Expenses	**-**	**(0.4)**	**(0.9)**	**(3.9)**	**(5.5)**	**(4.7)**
EBIT - Distributed Products	0.0	(0.0)	-	-	-	-
EBIT - Current GIBSON Products (CM)	-	(0.0)	(0.2)	(0.2)	(0.4)	1.2
EBIT - New GIBSON Products (Mfgr)	-	(0.2)	(1.4)	(1.5)	(7.3)	(13.7)
Total EBIT	**0.0**	**(0.3)**	**(1.6)**	**(1.7)**	**(7.6)**	**(12.5)**
Total EBITDA	**$ 0.0**	**$ (0.3)**	**$ (1.6)**	**$ (1.7)**	**$ (7.6)**	**$ (12.5)**

William Blair & Company®

▪ Shown is a comparison of the January 5, 2011 and the January 10, 2011 model
▪ Based on Management’s projections
I/S Comparison - Jan. 5, 2011 vs. Jan. 10, 2011
DRAFT
For discussion purposes only
Income Statement Discussion
Comparison = Jan 10. 2011 Model - Jan. 5, 2011 Model.

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

($ in millions)

	For the Years Ending March 31,					
	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	FY 2016
Revenue - Distributed Products	$ [*]	$ [*]	$ [*]	$ [*]	$ [*]	$ [*]
Revenue - Current GIBSON Products (CM)	[*]	[*]	[*]	[*]	[*]	[*]
Revenue - New GIBSON Products (Mfgr)	[*]	[*]	[*]	[*]	[*]	[*]
Total Revenue	**[*]**	**[*]**	**[*]**	**[*]**	**[*]**	**[*]**
Expenses - Distributed Products	[*]	[*]	[*]	[*]	[*]	[*]
Expenses - Current GIBSON Products (CM)	[*]	[*]	[*]	[*]	[*]	[*]
Expenses - New GIBSON Products (Mfgr)	[*]	[*]	[*]	[*]	[*]	[*]
Total Operating Expenses	**[*]**	**[*]**	**[*]**	**[*]**	**[*]**	**[*]**
EBIT - Distributed Products	[*]	[*]	[*]	[*]	[*]	[*]
EBIT - Current GIBSON Products (CM)	[*]	[*]	[*]	[*]	[*]	[*]
EBIT - New GIBSON Products (Mfgr)	[*]	[*]	[*]	[*]	[*]	[*]
Total EBIT	**[*]**	**[*]**	**[*]**	**[*]**	**[*]**	**[*]**
Total EBITDA	**$ [*]**	**$ [*]**	**$ [*]**	**[*]**	**[*]**	**[*]**

William Blair & Company®

I/S - Repaglinide
DRAFT
For discussion purposes only
Income Statement Discussion
▪ Shown is the Income Statement impact of Repaglinide on the January 10, 2011 model
▪ Based on Management’s projections

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

Manufacturing Shut Down Analysis
▪ Assumed that GIBSON’s manufacturing operations are discontinued
▪ GIBSON manufacturing expense assumptions:
DRAFT
For discussion purposes only
Income Statement Discussion
Expense	2012P (‘000s)	Expense % Remaining
Salaries and Wages Detail
Manufacturing	$3,281	0%
Packaging	559	25%
Facilities	682	75%
QC & QA	3,778	50%
Regulatory affairs	511	100%
R&D Analytical Dev	581	100%
R&D Form. Dev	510	100%
Commercial	503	25%
Sales & Marketing	2,404	75%
Wixom Shipping	713	25%
M.I.S.	386	75%
General Admin. & Finance	1,290	75%
Human Resources	541	75%
Salary adjustments	941	25%
Bonus payments	353	25%
Total	17,035
Note: The above percentages apply to both the Shut Down March 31, 2011 Scenario and the Shut Down March 31, 2012 Scenario.

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

Manufacturing Shut Down Analysis (ctd.)
Expense	2012P (‘000s)	Expense % Remaining
Education and Training	26	50%
Dues and Subscriptions	312	50%
Freight	71	0%
Legal and Professional (2)	5,199	NA (2)
Travel Related	116	75%
R/E Taxes	604	100%
Rent	66	100%
Director Fees	100	50%
Facility Maintenance and Security	566	50%
Service Agreement	725	50%
Advertising	0.0	50%
Miscellaneous	431	50%
Depreciation and Amortization	4,767	100%
Total Operating Expense	34,911
Note: The above percentages apply to both the Shut Down March 31, 2011 Scenario and the Shut Down March 31, 2012 Scenario.
Note: Operating expenses do not contain “Tax Expense - State & Local “and “Technology Transfer” expense.
!1) See discussion of salary and wages on prior page.
(2) Assumes legal and professional expenses remain; however Lachman expenses are removed - Lachman expenses were projected to be $3.75 million in 2012 and $3.0 million in 2013.
DRAFT
For discussion purposes only
Income Statement Discussion
Expense	2012P (‘000s)	Expense % Remaining
Material Charges	$4	0%
Salaries & Wages (1)	17,035	NA (1)
Contract Labor	98	50%
Insurance Costs	322	50%
Operational Supplies	531	50%
Chemicals and Solvents	246	0%
Tooling-Stores and Spares	50	50%
R&D Materials	189	100%
Repairs and Maintenance	608	50%
Utilities	1,145	50%
Outside Testing and Analytics	332	75%
Biostudies	1,250	100%
Office Supplies	118	50%
▪ Assumed that GIBSON’s manufacturing operations are discontinued
▪ GIBSON manufacturing expense assumptions:

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

($ in millions)

	For the Years Ending March 31,					
	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	FY 2016
Revenue - Distributed Products	$ 351.8	$ 255.6	$ -	$ -	$ -	$ -
Revenue - Current GIBSON Products (CM)	34.1	36.4	30.3	29.9	32.4	32.5
Revenue - New GIBSON Products (Mfgr)	-	-	-	-	-	-
Total Revenue	**385.9**	**292.0**	**30.3**	**29.9**	**32.4**	**32.5**
Expenses - Distributed Products	320.9	233.0	-	-	-	-
Expenses - Current GIBSON Products (CM)	26.0	28.5	27.2	27.2	29.9	30.3
Expenses - New GIBSON Products (Mfgr)	36.5	15.6	15.6	15.6	15.6	15.6
Total Operating Expenses	**383.4**	**277.1**	**42.8**	**42.8**	**45.6**	**45.9**
EBIT - Distributed Products	30.9	22.6	-	-	-	-
EBIT - Current GIBSON Products (CM)	8.1	7.9	3.2	2.8	2.5	2.2
EBIT - New GIBSON Products (Mfgr)	(36.5)	(15.6)	(15.6)	(15.6)	(15.6)	(15.6)
Total EBIT	**2.5**	**14.8**	**(12.5)**	**(12.9)**	**(13.1)**	**(13.5)**
Total EBITDA	**$ 7.3**	**$ 19.6**	**$ (7.7)**	**$ (8.1)**	**$ (8.4)**	**$ (8.7)**

William Blair & Company®

I/S - Shut Down Mar. 31, 2011
DRAFT
For discussion purposes only
Income Statement Discussion
▪ Shown is the Income Statement from January 10, 2011 with the assumption that GIBSON’s manufacturing operation are discontinued March 31, 2011
▪ Contract Manufacturing Assumptions:
 – Existing products continue as well as products to be “relaunched”
 – Expenses after 2012 are kept constant except for incremental material costs from “relaunched” products
▪ GIBSON Manufactured Products Assumptions:
 – Future revenue from manufactured products is zero
 – Adjusted expenses are kept constant at 2012 levels

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

($ in millions)

	For the Years Ending March 31,					
	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	FY 2016
Revenue - Distributed Products	$ 351.8	$ 255.6	$ -	$ -	$ -	$ -
Revenue - Current GIBSON Products (CM)	34.1	36.9	63.3	67.1	79.9	91.9
Revenue - New GIBSON Products (Mfgr)	-	-	-	0.0	8.2	16.2
Total Revenue	**385.9**	**292.5**	**63.3**	**67.2**	**88.1**	**108.1**
Expenses - Distributed Products	320.9	233.0	-	-	-	-
Expenses - Current GIBSON Products (CM)	26.0	27.2	38.2	42.6	54.2	63.0
Expenses - New GIBSON Products (Mfgr)	36.5	34.9	21.9	21.9	25.5	28.9
Total Operating Expenses	**383.4**	**295.1**	**60.1**	**64.4**	**79.7**	**91.9**
EBIT - Distributed Products	30.9	22.6	-	-	-	-
EBIT - Current GIBSON Products (CM)	8.1	9.7	25.1	24.6	25.7	28.9
EBIT - New GIBSON Products (Mfgr)	(36.5)	(34.9)	(21.9)	(21.8)	(17.3)	(12.6)
Total EBIT	**2.5**	**(2.6)**	**3.2**	**2.7**	**8.4**	**16.3**
Total EBITDA	**$ 7.3**	**$ 2.1**	**$ 8.0**	**$ 7.5**	**$ 13.1**	**$ 21.0**

William Blair & Company®

I/S - Shut Down Mar. 31, 2012
DRAFT
For discussion purposes only
Income Statement Discussion
(1)
(1)
▪ Shown is the Income Statement from January 10, 2011 with the assumption that GIBSON’s manufacturing operation are discontinued March 31, 2012
▪ Contract Manufacturing Assumption:
 – Revenue and expenses as projected by management
▪ GIBSON Manufactured Products Assumptions:
 – Revenue and material costs delayed two years due to site transfer from GIBSON to a contract manufacturer
 – Adjusted expenses are kept constant at 2013 levels with the exception of material costs mentioned above
(1) Represents product revenue and cost associated with products to be site transferred from GIBSON to a contract manufacturer.

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

Discounted Cash Flow Analyses
DRAFT
For discussion purposes only

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

Key Assumptions Underlying DCF Analysis
Discounted Cash Flow Analyses
▪ At the instruction of the Independent Committee (the “Committee”), we have performed discounted cash flow analyses on different potential operating scenarios:
 – Scenario 1: Management’s current forecast from January 10, 2011, which reflects the resumption of
 GIBSON’s manufacturing activities in fiscal year 2012 in addition to ongoing contract manufactured business
 – Scenario 2: Repaglinide’s stand-alone valuation given Management’s current forecast from January
 10, 2011
 – Scenario 3: Management’s current forecast above (Scenario 1); however, adjusted assuming manufacturing operations are discontinued as of March 31, 2011
 – Scenario 4: Management’s current forecast above (Scenario 1); however, adjusted assuming manufacturing operations are discontinued as of March 31, 2012
▪ For scenarios involving the termination of manufacturing activities, we have relied on the advice of the Committee regarding certain assumptions (e.g., shutdown costs, liquidation proceeds, etc.) to enable this analysis and express no opinion with respect to the estimates and judgments on which those assumptions are based
▪ Further, we acknowledge to the Committee that adjustments to these assumptions may have a material effect on the outcome of the discounted cash flow analysis
▪ Finally, we are not expressing any opinion as to the relative merits of any alternative operating scenario that might exist for GIBSON or the effect of any other transaction in which GIBSON might engage
DRAFT
For discussion purposes only

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

[illegible]	8.0x	9.0x	10.0x
11.0%	$ 4.84	$ 5.21	$ 5.59
12.0%	4.70	5.06	5.41
13.0%	4.57	4.91	5.25
14.0%	4.44	4.77	5.10
15.0%	4.33	4.64	4.95

William Blair & Company

Scenario 1 - January 10, 2011 Model
Parameters
GIBSON Stand-Alone (Price Per Share)
EBITDA Exit Multiple Range
Discounted Cash Flow Analyses
Discount
Rate
DRAFT
For discussion purposes only
▪ Based on GIBSON’s balance sheet and cash
 flow projections for 2011-2016 from the
 Company’s January 10, 2011 model
▪ EBITDA exit multiples ranging from 8.0x to
 10.0x
▪ Discount rates ranging from 11.0% to 15.0%
▪ Assumes tax rate of 40%
▪ Present value as of January 31, 2011
▪ Net working capital per Management balance
 sheet projections
▪ Reflects GIBSON’s common shares
 outstanding per 10Q as of 9/30/10; includes
 Series B shares which convert 1:1

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

8.0x	9.0x	10.0x
11.0%	$ [*]	$ [*]	$ [*]
12.0%	[*]	[*]	[*]
13.0%	[*]	[*]	[*]
14.0%	[*]	[*]	[*]
15.0%	[*]	[*]	[*]

William Blair & Company®

Scenario 2 - Repaglinide Stand-Alone
Parameters
Repaglinide Stand-Alone (Price Per Share)
Discounted Cash Flow Analyses
▪ EBITDA exit multiples ranging from 8.0x to
 10.0x
▪ Discount rates ranging from 11.0% to 15.0%
▪ Assumes tax rate of 40%
▪ Present value as of January 31, 2011
▪ Reflects GIBSON’s common shares
 outstanding per 10Q as of 9/30/10; includes
 Series B shares which convert 1:1
▪ Assumes zero capital expenditures and zero
 change in net working capital
EBITDA Exit Multiple Range
Discount
Rate
DRAFT
For discussion purposes only

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

$ 0.00	1.00x	1.50x	2.00x
11.0%	$ 2.08	$ 2.31	$ 2.55
12.0%	2.07	2.29	2.52
13.0%	2.06	2.28	2.49
14.0%	2.05	2.26	2.46
15.0%	2.05	2.24	2.44

William Blair & Company®

Scenario 3 - Cease Manufacturing March 31, 2011
Parameters
GIBSON Stand-Alone (Price Per Share)
Discounted Cash Flow Analyses
Revenue Exit Multiple Range
Discount
Rate
DRAFT
For discussion purposes only
▪ Based on GIBSON’s balance sheet and cash
 flow projections for 2011-2016 from the
 Company’s January 10, 2011 model
▪ Given negative EBITDA in the exit year,
 revenue exit multiples ranging from 1.00x to
 2.00x
▪ Discount rates ranging from 11.0% to 15.0%
▪ Assumes tax rate of 40%
▪ Present value as of January 31, 2011
▪ Net working capital per Management balance
 sheet projections
▪ Reflects GIBSON’s common shares
 outstanding per 10Q as of 9/30/10; includes
 Series B shares which convert 1:1

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

[illegible]	8.0x	9.0x	10.0x
11.0%	$ 4.67	$ 4.97	$ 5.28
12.0%	4.55	4.84	5.13
13.0%	4.43	4.71	4.99
14.0%	4.32	4.59	4.86
15.0%	4.22	4.48	4.73

William Blair & Company®

Scenario 4 - Cease Manufacturing March 31, 2012
Parameters
GIBSON Stand-Alone (Price Per Share)
Discounted Cash Flow Analyses
EBITDA Exit Multiple Range
Discount
Rate
DRAFT
For discussion purposes only
▪ Based on GIBSON’s balance sheet and cash
 flow projections for 2011-2016 from the
 Company’s January 10, 2011 model
▪ EBITDA exit multiples ranging from 8.0x to
 10.0x
▪ Discount rates ranging from 11.0% to 15.0%
▪ Assumes tax rate of 40%
▪ Present value as of January 31, 2011
▪ Net working capital per Management balance
 sheet projections
▪ Reflects GIBSON’s common shares
 outstanding per 10Q as of 9/30/10; includes
 Series B shares which convert 1:1

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

Discount Cash Flow Analyses Summary
	Scenario 1 Final Model (Jan. 10, 2011)	Scenario 2 Repaglinide Stand-Alone	Scenario 3 Cease Manufacturing March 31, 2011	Scenario 4 Cease Manufacturing March 31, 2012

Low	$4.33	[ * ]	$2.05	$4.22
Midpoint	$4.91	[ * ]	$2.28	$4.71
High	$5.59	[ * ]	$2.55	$5.28

Low	$173.9	[ * ]	$82.2	$169.6
Midpoint	$197.3	[ * ]	$91.5	$189.3
High	$224.4	[ * ]	$102.4	$212.2
Discounted Cash Flow Analyses
Implied Aggregate Equity Value
DRAFT
For discussion purposes only
($ in millions, except per
share amounts)
Implied Per Share Equity Value

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

Premiums Analysis
DRAFT
For discussion purposes only

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

Metric	GIBSON Price		Implied Premium at $4.75 a share	Premiums Paid Data Percentile 10th	20th	30th	40th	50th	60th	70th	80th	90th
One Day Prior	$	4.51	5.3%	0.0%	4.8%	10.5%	16.4%	18.9%	25.4%	29.2%	36.8%	47.7%
One Week Prior	$	4.44	7.0%	0.1%	7.9%	14.7%	18.4%	22.4%	25.9%	28.9%	34.4%	51.4%
One Month Prior	$	4.52	5.1%	(6.1%)	0.9%	5.1%	13.5%	18.7%	24.2%	34.5%	40.3%	51.0%
90 Days Prior	$	5.29	(10.2%)	(24.5%)	(5.9%)	1.2%	14.9%	21.3%	28.8%	31.0%	48.3%	74.9%
180 Days Prior	$	4.68	1.5%	(8.0%)	(0.2%)	8.5%	14.7%	24.0%	28.5%	33.4%	41.7%	57.8%
360 Days Prior	$	6.03	(21.2%)	(23.9%)	(1.3%)	1.9%	12.9%	22.8%	33.2%	46.3%	70.4%	114.2%

William Blair & Company®

Premiums in Public Acquisitions
▪ William Blair analyzed 27 domestic public transactions announced since January 1, 2000 with transaction values greater than $10 million in which 15% to 35% of the target’s equity was acquired with the acquiror owning between 65% to 85% of the target prior to the transaction.(1) Upon completion of the transaction the acquiror owned 100% of the target.
▪ William Blair compared the price of each transaction to the closing price of the target stock one day, one week, one month, 90 days, 180 days, and 360 days prior to the announcement of the transaction
Source: FactSet Research Systems. Data as of December 28, 2010.
(1) Includes the March 2009 Genentech / Roche transaction at the instruction of the Committee.
(2) As of December 3, 2010.
Premiums Analysis
DRAFT
For discussion purposes only
(2)

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

Talking Points for Sun Negotiations
DRAFT
For discussion purposes only

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

Preliminary Talking Points for Sun Negotiation
▪ The announced premium on December 6, 2010 of 5% represents a below median premium for the transaction. This is the case for both:
 – Public company acquisitions generally
 – Public company acquisitions where the buyer owned greater than 50.1%, but less than 99.9% prior to acquiring the remaining shares
 – Public company acquisitions where the buyer owned greater than 65.0%, but less than 85% prior to acquiring the remaining shares
▪ At a proposed offer price per share of $4.75, it is not clear that the value of the shares has been maximized
 – The Independent Committee may want to consider an alternative to the current business plan, whereby all manufacturing activities at the plant cease as soon as possible
 – The Independent Committee may consider other possible alternatives including finding alternative buyers for the minority shares
 – The minority shareholders may not sell, leaving Sun as owner of less than the 90% threshold to complete a squeeze out merger
 – Exploration of all of these alternatives take time and will delay a possible transaction with Sun
Talking Points for Sun Negotiations
 In an attempt to maximize the potential value obtained in a possible transaction with Sun, we believe the following points represent some of the key themes that should be developed during future negotiations:
DRAFT
For discussion purposes only

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

Preliminary Talking Points for Sun Negotiation (ctd.)
▪ The announced share price has been deemed unsatisfactory by the market
 – Immediately following the announcement, the stock price increased to a high of $5.29 on December 13th due to the expectation that a higher price would be achieved
 – There have been numerous shareholder lawsuits filed against the Company on the basis that $4.75 per share is inadequate
 – The Company has received correspondence from existing shareholders (including large institutional investors) stating their opposition to the deal given the proposed price per share
▪ To ensure an expeditious transaction is achieved, it is imperative that the Company achieve a higher share price than $4.75 that will enable broad support from the minority shareholders. If not, the deal will encounter several challenges:
 – Enhanced legal costs
 – Delayed closing
 – Deterioration of the value of the Company (i.e., lost employees, strained customer relationships, distraction from consent decree remediation work, etc.)
DRAFT
For discussion purposes only
Talking Points for Sun Negotiations

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

Appendix
DRAFT
For discussion purposes only

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

(FY ended March 31,)		2010	2011	2012	2013	2014	2015	2016	Terminal
			Projected						
Free Cash Flow	Revenue	$0.0	$385.9	$292.5	$71.5	$83.4	$110.8	$162.5	
	EBIT		2.5	(2.6)	(9.7)	(9.8)	(3.4)	21.0	
	Taxes at 40.0%		1.0	(1.0)	(3.9)	(3.9)	(1.4)	8.4	
	EBIT After Tax		1.5	(1.6)	(5.8)	(5.9)	(2.1)	12.6	
	Plus: Depreciation & Amortization		4.8	4.8	4.8	4.8	4.8	4.8	
	Tax Adjusted Unlevered Operating Cash Flow		6.3	3.2	(1.1)	(1.1)	2.7	17.4	
	Less: Capital Expenditures		1.0	1.5	1.3	1.0	1.0	1.0	
	Less: Incr. (Decr.) in Net Working Capital		31.9	(16.7)	(27.1)	2.0	10.7	17.8	
	Free Cash Flow (FCF)		**($26.6)**	**$18.4**	**$24.7**	**($4.1)**	**($9.0)**	**($1.4)**	
	Terminal Value (9.0x 2016 EBITDA)								**$231.8**
Valuation	Date of Cash (Mid-Year Convention)		3/1/2011	9/30/2011	9/30/2012	9/30/2013	9/30/2014	9/30/2015	3/31/2016
	Cash Flow		($4.3)	$18.4	$24.7	($4.1)	($9.0)	($1.4)	$231.8
	PV of Cash Flow (Discounted at 13.0%)		(4.3)	17.0	20.2	(2.9)	(5.8)	(0.8)	123.3
	Implied Enterprise Value		**$146.7**						
	(-) Net Debt		(50.6)						
	Implied Equity Value		**$197.3**						

Sensitivity Analysis

Enterprise Value

Discount Rate	Exit Multiple 8.0x	9.0x	10.0x
11.0%	$ 143.8	$ 158.8	$ 173.9
12.0%	138.3	152.6	167.0
13.0%	133.0	146.7	160.4
14.0%	128.0	141.1	154.2
15.0%	123.3	135.8	148.3

Equity Value

Discount Rate	Exit Multiple 8.0x	9.0x	10.0x
11.0%	$ 194.4	$ 209.4	$ 224.4
12.0%	188.8	203.2	217.5
13.0%	183.6	197.3	211.0
14.0%	178.6	191.7	204.8
15.0%	173.9	186.4	198.9

Per Share

Discount Rate	Exit Multiple 8.0x	9.0x	10.0x
11.0%	$ 3.58	$ 3.95	$ 4.33
12.0%	3.44	3.80	4.16
13.0%	3.31	3.65	3.99
14.0%	3.19	3.51	3.84
15.0%	3.07	3.38	3.69

Per Share

Discount Rate	Exit Multiple 8.0x	9.0x	10.0x
11.0%	$ 4.84	$ 5.21	$ 5.59
12.0%	4.70	5.06	5.41
13.0%	4.57	4.91	5.25
14.0%	4.44	4.77	5.10
15.0%	4.33	4.64	4.95

William Blair & Company®

Scenario 1 - January 10, 2011 Model Detail
Appendix
DRAFT
For discussion purposes only

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

(FY ended March 31,)

Free Cash Flow

		Projected						
		2011	2012	2013	2014	2015	2016	Terminal
Revenue		$[*]	$[*]	$[*]	$[*]	$[*]	$[*]	
EBIT		[*]	[*]	[*]	[*]	[*]	[*]	
Taxes at	40.0%	[*]	[*]	[*]	[*]	[*]	[*]	
EBIT After Tax		[*]	[*]	[*]	[*]	[*]	[*]	
Plus: Depreciation & Amortization		[*]	[*]	[*]	[*]	[*]	[*]	
Tax Adjusted Unlevered Operating Cash Flow		[*]	[*]	[*]	[*]	[*]	[*]	
Less: Capital Expenditures		[*]	[*]	[*]	[*]	[*]	[*]	
Less: Incr. (Decr.) in Net Working Capital		[*]	[*]	[*]	[*]	[*]	[*]	
Other		[*]	[*]	[*]	[*]	[*]	[*]	
Free Cash Flow (FCF)		**$[*]**	**$[*]**	**$[*]**	**$[*]**	**$[*]**	**$[*]**	
Terminal Value (9.0x 2016 EBITDA)								**$[*]**

Valuation

Date of Cash (Mid-Year Convention)	3/1/2011	9/30/2011	9/30/2012	9/30/2013	9/30/2014	9/30/2015	3/31/2016
Cash Flow	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]
PV of Cash Flow (Discounted at 13.0%)	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Implied Enterprise Value	**$[*]**						
(-) Net Debt	[*]						
Implied Equity Value	**$[*]**						

Sensitivity Analysis

Enterprise Value

Exit Multiple

Discount Rate	8.0x	9.0x	10.0x
11.0%	$ [*]	$ [*]	$ [*]
12.0%	[*]	[*]	[*]
13.0%	[*]	[*]	[*]
14.0%	[*]	[*]	[*]
15.0%	[*]	[*]	[*]

Equity Value

Exit Multiple

Discount Rate $ 0.00	8.0x	9.0x	10.0x
11.0%	$ [*]	$ [*]	$ [*]
12.0%	[*]	[*]	[*]
13.0%	[*]	[*]	[*]
14.0%	[*]	[*]	[*]
15.0%	[*]	[*]	[*]

Per Share

Exit Multiple

Discount Rate	8.0x	9.0x	10.0x
11.0%	$ [*]	$ [*]	$ [*]
12.0%	[*]	[*]	[*]
13.0%	[*]	[*]	[*]
14.0%	[*]	[*]	[*]
15.0%	[*]	[*]	[*]

Per Share

Exit Multiple

Discount Rate	8.0x	9.0x	10.0x
11.0%	$ [*]	$ [*]	$ [*]
12.0%	[*]	[*]	[*]
13.0%	[*]	[*]	[*]
14.0%	[*]	[*]	[*]
15.0%	[*]	[*]	[*]

William Blair & Company®

Scenario 2 - Repaglinide Stand-Alone Detail
DRAFT
For discussion purposes only
Appendix

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

(FY ended March 31,)	2010	2011	2012	2013	2014	2015	2016	Terminal
				Projected				
Free Cash Flow								
Revenue	$0.0	$385.9	$292.0	$30.3	$29.9	$32.4	$32.5	
EBIT		2.5	14.8	(12.5)	(12.9)	(13.1)	(13.5)	
Taxes at 40.0%		1.0	5.9	(5.0)	(5.1)	(5.3)	(5.4)	
EBIT After Tax		1.5	8.9	(7.5)	(7.7)	(7.9)	(8.1)	
Plus: Depreciation & Amortization		4.8	4.8	4.8	4.8	4.8	4.8	
Tax Adjusted Unlevered Operating Cash Flow		6.3	13.7	(2.7)	(2.9)	(3.1)	(3.3)	
Less: Capital Expenditures		1.0	1.5	1.3	1.0	1.0	1.0	
Less: Incr. (Decr.) in Net Working Capital		31.9	(16.7)	(27.1)	2.0	10.7	17.8	
Free Cash Flow (FCF)		**($26.6)**	**$28.9**	**$23.1**	**($5.9)**	**($14.8)**	**($22.1)**	
Terminal Value (1.5x 2016 Revenue)								**$48.7**
Valuation								
Date of Cash (Mid-Year Convention)		3/1/2011	9/30/2011	9/30/2012	9/30/2013	9/30/2014	9/30/2015	3/31/2016
Cash Flow		($4.3)	$28.9	$23.1	($5.9)	($14.8)	($22.1)	$48.7
PV of Cash Flow (Discounted at 13.0%)		(4.3)	26.7	18.8	(4.3)	(9.5)	(12.5)	25.9
Implied Enterprise Value		**$40.9**						
(-) Net Debt		(50.6)						
Implied Equity Value		**$91.5**						

Sensitivity Analysis

Enterprise Value

Discount Rate	$ 0.00	Exit Multiple 1.00x	1.50x	2.00x
	11.0%	$ 32.9	$ 42.4	$ 51.8
	12.0%	32.6	41.6	50.7
	13.0%	32.3	40.9	49.5
	14.0%	32.0	40.2	48.5
	15.0%	31.7	39.6	47.5

Equity Value

Discount Rate	$ 0.00	Exit Multiple 1.00x	1.50x	2.00x
	11.0%	$ 83.4	$ 92.9	$ 102.4
	12.0%	83.1	92.2	101.2
	13.0%	82.8	91.5	100.1
	14.0%	82.5	90.8	99.0
	15.0%	82.2	90.1	98.0

Per Share

Discount Rate		Exit Multiple 1.00x	1.50x	2.00x
	11.0%	$ 0.82	$ 1.05	$ 1.29
	12.0%	0.81	1.04	1.26
	13.0%	0.80	1.02	1.23
	14.0%	0.80	1.00	1.21
	15.0%	0.79	0.99	1.18

Per Share

Discount Rate		Exit Multiple 1.00x	1.50x	2.00x
	11.0%	$ 2.08	$ 2.31	$ 2.55
	12.0%	2.07	2.29	2.52
	13.0%	2.06	2.28	2.49
	14.0%	2.05	2.26	2.46
	15.0%	2.05	2.24	2.44

William Blair & Company®

Scenario 3 - Cease Manufacturing March 31, 2011 Detail
DRAFT
For discussion purposes only
Appendix

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.

CERTAIN PORTIONS OF THESE DISCUSSION MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SECˮ).  THE NON-PUBLIC INFORMATION HAS BEEN OMITTED FROM THE DISCUSSION MATERIALS HAS BEEN SEPARATELY FILED WITH THE SEC.  EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[  *  ]ˮ AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.  THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF CARACO PHARMACEUTICAL LABORATORIES, LTD.

(FY ended March 31,)	2010	Projected 2011	Projected 2012	Projected 2013	Projected 2014	Projected 2015	Projected 2016	Terminal
Free Cash Flow								
Revenue	$0.0	$385.9	$292.5	$63.3	$67.2	$88.1	$108.1	
EBIT		2.5	(2.6)	3.2	2.7	8.4	16.3	
Taxes at 40.0%		1.0	(1.1)	1.3	1.1	3.3	6.5	
EBIT After Tax		1.5	(1.6)	1.9	1.6	5.0	9.8	
Plus: Depreciation & Amortization		4.8	4.8	4.8	4.8	4.8	4.8	
Tax Adjusted Unlevered Operating Cash Flow		6.3	3.2	6.7	6.4	9.8	14.5	
Less: Capital Expenditures		1.0	1.5	1.3	1.0	1.0	1.0	
Less: Incr. (Decr.) in Net Working Capital		31.9	(16.7)	(27.1)	2.0	10.7	17.8	
Free Cash Flow (FCF)		**($26.6)**	**$18.4**	**$32.5**	**$3.4**	**($1.9)**	**($4.3)**	
Terminal Value (9.0x 2016 EBITDA)								**$189.3**
Valuation								
Date of Cash (Mid-Year Convention)		3/1/2011	9/30/2011	9/30/2012	9/30/2013	9/30/2014	9/30/2015	3/31/2016
Cash Flow		($4.3)	$18.4	$32.5	$3.4	($1.9)	($4.3)	$189.3
PV of Cash Flow (Discounted at 13.0%)		(4.3)	17.0	26.5	2.5	(1.2)	(2.4)	100.7
Implied Enterprise Value		**$138.8**						
(-) Net Debt		(50.6)						
Implied Equity Value		**$189.3**						

Sensitivity Analysis

Enterprise Value

Discount Rate	Exit Multiple 8.0x	Exit Multiple 9.0x	Exit Multiple 10.0x
11.0%	$ 137.1	$ 149.3	$ 161.6
12.0%	132.2	143.9	155.6
13.0%	127.6	138.8	150.0
14.0%	123.2	133.9	144.6
15.0%	119.0	129.3	139.5

Equity Value

Discount Rate	Exit Multiple 8.0x	Exit Multiple 9.0x	Exit Multiple 10.0x
11.0%	$ 187.6	$ 199.9	$ 212.2
12.0%	182.8	194.5	206.2
13.0%	178.1	189.3	200.5
14.0%	173.8	184.4	195.1
15.0%	169.6	179.8	190.0

Per Share (Enterprise Value)

Discount Rate	Exit Multiple 8.0x	Exit Multiple 9.0x	Exit Multiple 10.0x
11.0%	$ 3.41	$ 3.72	$ 4.02
12.0%	3.29	3.58	3.87
13.0%	3.18	3.45	3.73
14.0%	3.07	3.33	3.60
15.0%	2.96	3.22	3.47

Per Share (Equity Value)

Discount Rate	Exit Multiple 8.0x	Exit Multiple 9.0x	Exit Multiple 10.0x
11.0%	$ 4.67	$ 4.97	$ 5.28
12.0%	4.55	4.84	5.13
13.0%	4.43	4.71	4.99
14.0%	4.32	4.59	4.86
15.0%	4.22	4.48	4.73

William Blair & Company®

Scenario 4 - Cease Manufacturing March 31, 2012 Detail
DRAFT
For discussion purposes only
Appendix

[  *  ] CONFIDENTIAL TREATMENT REQUESTED BY CARACO PHARMACEUTICAL LABORATORIES, LTD.